SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 1, 2007
(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Compensatory Arrangements of Certain Officers

On March 1, 2007, the Compensation Committee of the Board of Directors (the “Committee”) of Washington Group International, Inc. (the “Company”) took several actions relating to the compensation of the five executive officers who will be named in the 2007 proxy statement (the “Executives”).

First, the Committee reviewed the Company’s financial performance for fiscal year 2006 in comparison to the performance goals established at the beginning of the year, and determined the amount of cash incentive awards to be paid to corporate officers and certain executives under the Company’s Short-Term Incentive Plan (the “STIP”).  At the beginning of fiscal year 2006, the Committee established a target incentive for each participant in the STIP, ranging from 25% to 120% of base salary, and set performance goals based on corporate after-tax profit and return on invested capital and, for business unit leaders, business unit new work margin, business unit operating earnings and business unit return on capital employed.  The Committee also assigned a weighting factor to each performance measure for each participant.  The Committee retains the ability, at its discretion, to reduce the calculated incentive award for corporate officers and certain executives.  After verifying the Company’s financial performance for fiscal year 2006, the Committee determined cash incentive awards in the following amounts for the Executives:

Name and Position	Incentive Award
Stephen G. Hanks President and Chief Executive Officer	$1,557,600

Stephen M. Johnson Senior Executive Vice President — Business Development	$848,125

Thomas H. Zarges Senior Executive Vice President — Operations	$848,125

George H. Juetten Executive Vice President and Chief Financial Officer	$767,000

Louis E. Pardi President of Power	$573,534

Second, the Committee reviewed the Company’s financial performance for fiscal years 2004 — 2006 in comparison to the performance goals established at the beginning of 2004 for the purpose of valuing performance units granted in 2004 under the Company’s Long-Term Incentive Plan (“LTIP”).  The Committee determined the cash value payable to certain executives under the performance units granted in 2004.  At the beginning of fiscal year 2004, the Committee granted specific amounts of performance units to certain executives and set financial performance goals for fiscal years 2004 — 2006 that would determine the value of those performance units.  The goals were based on return on invested capital and earnings per share.  The potential value of each performance unit ranged from $0, if aggregate threshold goals were not achieved, to a maximum of $20.  After verifying the Company’s financial performance for the performance period 2004 — 2006, the Committee determined performance unit value in the following amounts for the Executives:

Name and Position	Value of Performance Units
Stephen G. Hanks President and Chief Executive Officer	$1,640,000

Stephen M. Johnson Senior Executive Vice President — Business Development	$700,000

Thomas H. Zarges Senior Executive Vice President — Operations	$700,000

George H. Juetten Executive Vice President and Chief Financial Officer	$600,000

Louis E. Pardi President of Power	$360,000

Mr. Zarges previously elected to defer 30% of the value of his payment in the form of deferred stock.  Mr. Juetten previously elected to defer 50% of the value of his payment in the form of deferred stock.

Third, the Committee established the following base salaries for the Executives, effective as of February 24, 2007:

Name and Position	Base Salary
Stephen G. Hanks President and Chief Executive Officer	$925,000

Stephen M. Johnson Senior Executive Vice President — Business Development	$600,000

Thomas H. Zarges Senior Executive Vice President — Operations	$600,000

George H. Juetten Executive Vice President and Chief Financial Officer	$545,000

Louis E. Pardi President of Power	$410,000

Fourth, the Committee approved grants of nonqualified stock options to the Executives under the Company’s 2004 Equity Incentive Plan, in the amounts and at the option exercise price set forth below:

Name	Stock Options	Exercise Price per Share of Options
Stephen G. Hanks	55,000	$59.37
Stephen M. Johnson	18,400	$59.37
Thomas H. Zarges	16,100	$59.37
George H. Juetten	13,600	$59.37
Louis E. Pardi	7,450	$59.37

The form of stock option agreement was filed as Exhibit 10.1 to the Company’s Form 8-K Current Report filed March 6, 2006, and is incorporated herein by reference.

Fifth, the Committee approved restricted stock awards and grants of performance units to the Executives under the Company’s Equity and Performance Incentive Plan in the amounts set forth below:

Name	Shares of Restricted Stock	Performance Units
Stephen G. Hanks	21,000	100,000
Stephen M. Johnson	7,100	77,500
Thomas H. Zarges	6,100	67,100
George H. Juetten	5,200	56,600
Louis E. Pardi	2,900	31,250

The form of restricted stock agreement and the form of performance unit agreement were filed as Exhibits 10.2 and 10.3, respectively, to the Company’s Form 8-K Current Report filed on March 6, 2006, and are incorporated herein by reference.

Sixth, the Committee selected the performance measures for the fiscal 2006 annual incentives for the Executives and other participants in the Company’s STIP.  Those performance measures are corporate after-tax profit, return on invested capital and, for business unit leaders, business unit new work volume  and margin, business unit operating earnings and business unit return on capital employed.  The Committee also set specific goals for each performance measure for 2007, established a target incentive for each participant in the STIP, ranging from 25% to 120% of base salary, and set the weighting factor assigned to each performance measure for each participant.

The Committee also selected the financial performance measures for fiscal years 2007 — 2009 for performance units granted in 2007 to the Executives and other participants in the Company’s LTIP.  Those performance measures are return on invested capital and earnings per share.  The Committee set specific goals for each of those performance measures for fiscal years 2007 — 2009.  The value of the performance units will be determined after the end of fiscal year 2009, based on performance relative to the goals.  The maximum potential value of each performance unit is $20; however, the performance units will be worthless if aggregate threshold financial goals for the three-year period are not achieved.

Item 8.01                Other Events

On March 2, 2007, the Board of Directors took action to create a lead independent director position, to appoint William H. Mallender as lead independent director, and to approve payment of an annual premium of $15,000 to the lead independent director, effective in the first quarter of 2007.  The Lead Independent Director Charter and the updated Corporate Governance Guidelines are posted in the Corporate Governance section of the Investor Relations page on the Company’s website (www.wgint.com).

The Board also took action (1) to recommend that the shareholders approve an amendment to the Company’s certificate of incorporation that will enable the Board to add a majority voting provision to the Company’s bylaws and (2) to add a director resignation policy to the Company’s corporate governance guidelines, which requires each incumbent director nominated for re-election to the Board to submit, prior to the mailing of the Company’s proxy statement, a contingent letter of resignation that will take effect if the director does not receive a majority of votes cast in an uncontested election.  The director resignation policy, which does not apply to contested elections, is effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

By:	/s/ Craig G. Taylor
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated:  March 6, 2007